Exhibit 99.2

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                                                                FINAL TRANSCRIPT

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Conference Call Transcript

CPWR - Q2 2005 Compuware Corporation Earnings Conference Call

Event Date/Time: Oct. 21. 2004 / 5:00PM ET
Event Duration: 36 min

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CPWR - Q2 2005 Compuware Corporation Earnings Conference Call
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CORPORATE PARTICIPANTS

 Lisa Elkin
 Compuware Corporation - Vice President of Communications and Investor Relations

 Peter Karmanos
 Compuware Corporation - Chairman, Chief Operating Officer

 Tommi White
 Compuware Corporation - Chief Operating Officer

 Gerry Smith
 Compuware Corporation - Executive Vice President of IT Governance

 Bob Paul
 Compuware Corporation - CEO and President of Covisint

 Laura Fournier
 Compuware Corporation - Chief Financial Officer, Chief Financial Officer

CONFERENCE CALL PARTICIPANTS

 David Rudow
 Piper Jaffray - Analyst

 Kevin Buttigieg
 A.G. Edwards - Analyst

PRESENTATION

--------------------------------------------------------------------------------
Operator

Hello. Welcome to the Compuware Corporation Second Quarter Results Teleconference. At the request of Compuware this conference is being recorded for instant replay purposes. At this time I would like to turn the conference over to Ms. Lisa Elkin, Vice President of Communications and Investor Relations for Compuware Corporation. Ms. Elkin, you may begin.

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Lisa Elkin -  Compuware  Corporation  - Vice  President  of  Communications  and
Investor Relations

Thank you very much. Good afternoon, ladies and gentlemen. With me this afternoon are Peter Karmanos, Chairman Chief Executive Officer; Tommi White, Chief Operating Officer; Laura Fournier, Senior Vice President and Chief Financial Officer; Bob Paul, CEO and President of Covisint; Gerry Smith, Executive Vice President, IT Governance; and Tom Costello, Senior Vice President and General Counsel.

Certain statements made during this conference call that are not historical facts including those regarding the company's future plans, objectives, and expected performance are forward-looking statements within the meaning of the Federal Securities Laws. These forward-looking statements represent our outlook only as of the date of this conference call. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when relying on such forward-looking information. The Company does not undertake and expressly disclaims any obligation to update or alter its forward-looking statements whether as a result of new information, future events or otherwise except as required by applicable law.

For those of you who do not have a copy I will begin by summarizing the press release. Pete will then provide general comments on the quarter followed by Tommi who will discuss operating results. Hank is unable to be here so I will cover his partnership update, Gerry will provide a Compuware IT governance by change point update, Bob will discuss Covisint business, then Laura will review balance sheet items and we will then open the call to your questions.

Compuware Corporation today announced financial results for its second quarter which ended September 30, 2004. Compuware reports second quarter revenues of $295.5 million compared to $302.8 million in the second quarter of previous fiscal year. Net income was $7.4 million compared to a loss of $8.5 million in the

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CPWR - Q2 2005 Compuware Corporation Earnings Conference Call
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same quarter of fiscal 2004. Earnings per share diluted computation were 2 cents compared to a loss of 2 cents based upon 387.5 million and 382.6 million shares outstanding respectively. During the Company's second quarter software license fees were $65.7 million compared to $59.4 million in the same quarter of the previous years. Maintenance fees were $104.8 million compared to $99.4 million in the second quarter of fiscal 2004. Revenue from professional services was $125 million compared to $144 million in the same quarter last year. I would now like to turn the call over to Peter. Pete?

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Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

Thanks, Lisa. I was pleased that the Company was able to meet Wall Street expectations this quarter. Obviously we made 2 cents a share. And these results represent the beginning of a ramp up in earnings. We expect the remainder of the fiscal year.

While I'm glad we met expectations, I'm not overly excited about our overall results. These results are at best ordinary. We should be doing better because I don't know of any other vendor who can match our ability to meet the needs of today's CIO. As you all know, today's customer is different from the large mainframe center customer of the past when the deal size was largely a factor of MIPs capacity. Deal size today is a primary a factor of the importance of the business problems that must be solved. This means that to increase revenue Compuware must effectively and broadly address the largest business problems our customers face. We believe we are doing that.

CIOs today must use technology to address a variety of complex business issues. I have a bunch of stuff written here. They have a lot of stuff they have to do. IT shops are expected to build applications quickly and cost-effectively while leveraging the value of existing legacy applications. As they build these new applications CIOs must be able to deploy them with the expectation that they will work and be continuously available to users. In a complex heterogeneous environment, today's CIOs need to recognize immediate value from their technology investments. Our products help them produce this value. IT leaders must not only address these problems internally, they must also securely share internal applications and information with global partners suppliers and customers. Face a lot of problems. With dozens of vendors and hundreds of contracts all aimed at addressing these critical issues.

Few technology vendors that are best qualified to solve these problems will be those that grow and survive. And our continuing evolution places us at the heart of solving these problems. Our solutions help turn this mish mash of issues into meaningful and measurable improvements in business operations. We have a broad, but very strategic arsenal of products and services. Our solutions span the life cycle across all major platforms and include solutions for overall governance of the IT portfolio in the secured sharing of applications and information. We have a tremendous opportunity to grow because we play in the spaces where the CIOs in the business have needs and we can unequivocably demonstrate the value we can deliver. We have been building momentum slowly in the past several years and have distributed families that address those needs. Total distributed product revenue in Q2 was up more than 17% year-over-year. As we continued to hammer away at these critical problems. Industry analysts, partners, resellers and customers have all made note of our accomplishments and growth in the distributive arena. We made excellent progress with our acquisitions of Covisint, Changepoint and DevStream, helping to fill gaps in our distributed solutions portfolio. We will continue to develop or acquire technology as necessary to enhance our offerings. Additionally, working hard to further integrate all our products and extend the value they provide.

The mainframe remains a critical business technology. Compuware's new license fees for the mainframe grew more than 14% year-over-year. Important leading indicator for high margin maintenance revenue. Overall mainframe revenue increased more than 4% year-over-year. Our customer relationship organization continues to diligently work to ensure our customers get tremendous value from our products and understand that value and in concrete terms. These efforts generate not only renewal rates that are the envy of this industry, but additional distributed business opportunities for high margin maintenance revenue as well. Compuware Corporation customer relationship organization has increased our customers' goodwill tremendously. They actually like us now. Compuware service business helps CIOs get immediate value from new and existing technology investments. Contribution margins and our professional service organization improved to 9.7% in Q2.

Our strategy of focusing on high value projects such as legacy renewal, portfolio assessment, Compuware product related services, has helped us improve profitability in a highly competitive market. Services businesses like our full application life cycle support and major platform coverage is an important competitive advantage and one we are more fully beginning to exploit. We have enviable resources I'm convinced we are heading in the right direction. As one top analyst firm put it in addressing our potential, Compuware can be the application life cycle vendor of choice. Our competitive position is strong. Take care, take advantage of that position we will continue to examine and improve our sales processes and our operational execution. We need to do a better job of consistently communicating our value to customers and products -- and prospects and we will. Compuware has a remarkable opportunity to succeed in the second half of the fiscal year because of our ability -- our increasing ability to broadly address the business problems of CIOs. Over the remainder of the year our focus will remain on passionately driving our field execution. It is our top priority. We will grow our business, we will reward our shareholders, our customers and our employees. Tommi?

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CPWR - Q2 2005 Compuware Corporation Earnings Conference Call
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Tommi White - Compuware Corporation - Chief Operating Officer

Thanks Pete. As Pete said, over the last several years, and particularly the last fiscal year, Compuware has made tremendous strides in arming our sales force to be successful. We have strengthened our solution offerings to meet the ever increasing demands placed on business technology. We have aligned our sales team to more effectively sell at the enterprise level, we have continued to strategically invest in our products, which are now recognized among the strongest of competitors in a variety of market places. This success is evidenced by reports from the field, by our placement in Gartner's Magic Quadrant and by improved customer satisfaction. Our development labs effort to engage with the sales force and resolve client issues has gained kudos from our customers and and analysts alike. In short the products and the structure are in place to support growth.

Our services business has been restructured from 2002 when Compuware had 1200 services personnel unassigned. Total utilization was for our services staff at that time was less than 80% resulting in an annual 5.5% margin. Today, Compuware has roughly 230 unassigned staff resulting in greater than 90% utilization and a 9.7% margin. Our strategic focus on high margin, high value work and product related services is creating dividends in the form of higher billing rates and product sales. Our services business today is nimble, more integrated with the product offerings, and better able to meet the demands of our clients.

The quality and capability of our product lines, particularly our distributed product lines, continues to grow. We are competing more vigorously and more effectively than ever in the distributed software testing marketplace. Sales of QACenter increased more than 31% in the quarter a clear demonstration of the compelling nature of the total quality assurance story. In addition, the largest vantage deal in Compuware's history was signed this quarter based largely upon the technical strength of the product and Compuware's ability to offer is service and support for this around the world. Compuware, once known only as a bastion of reliable technical services and mainframe applications, is now competing broadly effectively and vigorously across business critical platforms and environments. Far from being a liability, our mainframe heritage serves us as an asset.

Compuware is a known and trusted provider with products or services in place in the largest data centers in the world. Our understanding of legacy applications and their importance to business, combined with the he exponentially growing strength of our distributed offerings, positions us as a provider of choice across the application life cycle. Compuware is one of the few vendors able to respond to the current environment with its demands on solution selling. For example, the growing need for legacy renewal projects provides us a springboard for utilizing Compuware mainframe and distributed tools and professional services to rapidly provide our customers and our partners with cost effective solutions. Many businesses face ever increasing difficulty maintaining and enhancing mainframe legacy apps. They suffer from obsolete and unsupported platforms, application performance problems and nonexistent support documentation. These issues among others eat away at already stretched budgets. These problems cost money and reduce productivity. Compuware can provide the experts the processes and the tools to first assess what can be immediately improved, and then fund the redevelopment of legacy applications on more modern platforms like J2EE. Our research, conducted in conjunction with the middleware company, shows tools like Optimal J can create 70% reduction in ongoing maintenance costs in instances such as these. As we move into the second half of the fiscal year we will continue to focus on increasing these and other competitive advantages and on using them to the benefit of our shareholders, customers and employees. We will increase our operational excellence by ensuring our sales force is qualified, equipped and motivated to win. We will continue to sell business solutions to our customers and outshine point product prima donnas by addressing the real needs of the business. Lisa?

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Lisa Elkin -  Compuware  Corporation  - Vice  President  of  Communications  and
Investor Relations

Thanks Tommi. We continue to be encouraged that Compuware's maintenance revenue growth has continued both quarter-over-quarter and sequentially. Both main frame and distributed products posted positive gains for the second quarter. Even though the maintenance growth was modest, we are pleased because it shows that despite a very competitive marketplace our customers continue to renew their commitment to Compuware. Both main frame and distributer products have renewal rates in excess of 90%.

I would also like to make a brief comment on our global channel organization. In Q2 34% of the distributed new license sales came from channels. That is through consulting partners as well as other ISBs. We continue to gain traction with a number of our business partners, particularly in the quality management space. Four large international testing companies have committed to promoting CARS as a standard solution offering. We have also partnered with a major telecommunications company to launch several services offerings based on the Vantage suite of products. Thank you. I would now like to torn the call over to Gerry.

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Gerry Smith - Compuware Corporation - Executive Vice President of IT Governance

Thanks Lisa. The IT Governance sales were essentially flat from the last quarter. And although we expected more, we are quite confident that this is simply a factor of deal timing. That is, many large deals that we had either been short listed on or selected for just weren't contracted. This is the reality of the IT Governance business. Specifically, if a prospect decides to deploy an IT Governance solution the change that the business will have to go

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CPWR - Q2 2005 Compuware Corporation Earnings Conference Call
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through and the readiness for that change is their  priority its their  concern, not our quarter end. So we are still extremely confident about the IT Governance and that it is a rapidly growing market and that Compuware is the dominant player in this space.

But it is specific metrics beyond the recognizable revenue that give us this confidence. Let me be specific. During the second quarter we received a record number of unsolicited RFPs. That being 25 from large companies. And this trend is continuing already in the third quarter. In the month of October we received
10. Around the world, we did a record number of demonstrations and that being approximately 100 demonstrations to customers of our leading solution. Our pipeline this quarter has grown from the last quarter with a larger proportion of deals over half a million dollars than we have ever had in our history. The value of our software pipeline and meaning software license revenue alone for this current quarter is in excess of $9 million. I'm going to say that it will all close but this is much larger than we have seen in the past.

One of the objectives of this acquisition was to take what I believed and I think Peter believed is one of the best products out there and take to the rest of the world. We have -- we have acted very well on that. The two companies are working extremely well, together. And we expect our rest of world pipeline to take shape in Q4 as a result of some great efforts together. Specifically, Changepoint has already released a Japanese version of RIT governance solution and are taking great pride in us being the first world-class governance product being offered in Japan. We've hired dedicated sales and presales in Japan. We hired dedicated sales and presales in South America, Australia and more in AMEA. The number of new leads from -- that we received into the IT Governance division of Compuware was a record as well and we received 187 this past quarter. The IT Governance market is a great market for Compuware, for many reasons. Specifically, the coverage of which the IT Governance solution has within the IT department. It is enormous. Almost every one of our IT department customers deploys our application to every person within the organization. The scale and the size of the contracts are enormous. The relationships that are established across the organization help benefit all of Compuware.

Now, with this great market is an associated challenge. Specifically, that the ITG market and the sales within can be lumpy. And that is specifically a byproduct of customers who are buying something that is very strategic to their organization and affects their business processes. And, it has to suit their timeline. We're quite fortunate, though, because the world of compliance in fiscal responsibility is putting a significant push on that timeline so we do expect significant growth and a great governance market for the Compuware organization. With that I will pass it over to Bob.

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Bob Paul - Compuware Corporation - CEO and President of Covisint

Thanks, Gerry. Covisint continued this quarter to successfully scale our solutions in the automotive industry. Our partnership with Compuware has clearly legitimized Covisint's ability to manage large, mission critical IT projects. The quality of our solutions combined with Compuware's size, reputation and resources have helped put us on track to achieve 78% growth from the previous year. Covisint has generated more revenue each successive month since our acquisition including 42% growth from May alone through September. This May we have added 45,000 additional Portal users. 3100 additional mid size companies that do business through Covisint. The volume of data that we've processed has grown 110%. In this time period we have not only been able to grow the business, but we've also seen no increases in our expenses. We expect this trend to continue.

In the second quarter Covisint launched into the logistics vertical market. Our entry into this market creates a stepping stone toward a much broader logistics solution including radio frequency ID visibility. We also launched Covisint's Venerated Identity Management Solutions in the second quarter, which provides a common platform for secured identity management. This technology has the potential for broad horizontal impact across the industries. Looking ahead to the third quarter, our sales pipeline increased 78% from Q1 included an expected launch in additional industry segments, further diversifying the customer base. We believe that with very little investment the problems we have solved through supply chain interoperablity can be extended into health care, international banking, aerospace and the public sector. Laura?

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Laura  Fournier  -  Compuware  Corporation  -  Chief  Financial  Officer,  Chief
Financial Officer

Thanks, Bob. Total cash and investment balance of September 30 of $695 million was essentially unchanged from the prior quarter. Cash flow from operations was approximately $16 million compared to $30 million at June 30th. Our current accounts receivable balance is $409 million, slightly up from the prior quarter's 407 million and up 2% from the prior year. Of this balance, the percentage of of accounts that have been due for more than 90 days remains at approximately 1% of total accounts receivable. The days sales outstanding metric is at 124.6 days with current installment receivables included and 48.5 days without the current installments. Current deferred revenue decreased 6.5% from the prior quarter which is expected due to the seasonality of the maintenance renewals. The balance was up 6.2%, though, from the prior year. At September
30th the current deferred revenue balance includes $48.6 million of deferred license fees. Long-term deferred revenue increased 2.2% from the prior quarter to $293.4 million. $51.7 million of deferred license fees revenue is included in this balance. Total license fees deferred in the second quarter were approximately $13.4 million. Prior period deferred license fees recognized in the quarter were approximately $16.2 million. Lisa?

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CPWR - Q2 2005 Compuware Corporation Earnings Conference Call
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Lisa Elkin -  Compuware  Corporation  - Vice  President  of  Communications  and
Investor Relations

Thank you very much Laura. Ladies and gentlemen, we will now be happy to take your questions.

QUESTION AND ANSWER

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Operator

Thank you. At this time if you would like to ask a question please press star one on your touchtone keypad. If you are using speaker equipment you may need to lift your handset prior to pressing star one. To withdraw your question star two. Star one to ask a question and star two to cancel. One moment, please, while the questions register. Our first question is from David Rudow of Piper Jaffray.

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David Rudow - Piper Jaffray - Analyst

Good evening everyone. Did you mention big deals in the quarter? Number of them? And then could you give us an idea of the largest deal?

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Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

Somebody have the data on that?

--------------------------------------------------------------------------------
Tommi White - Compuware Corporation - Chief Operating Officer

In terms of revenue there were no deals over 5 million. In terms of deferred revenue we did do one of the largest vantage deals that we have ever done for over 5 million. And in terms of deals over a million dollars there was about 20% included in revenue. 23%.

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David Rudow - Piper Jaffray - Analyst

And in that large vantage deal who did you win the deal from or who did you compete with?

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Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

We competed with our buddies, I think they are called Mercury and they came in at 40% of our price and still didn't get the deal.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

And could you tell us what vertical that was in maybe?

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Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

Telecom.

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CPWR - Q2 2005 Compuware Corporation Earnings Conference Call
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David Rudow - Piper Jaffray - Analyst

Telco, okay. Have you seen a change in the competitive environment over the last let's say 6 months?

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Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

Yeah, we compete a lot better.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

What with on a pricing?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

You know, we -- there was a period of time there a couple years ago where our product had a lot of technical problems, and we have cleaned that up. And we decided we're not going to lose in any head-to-head competition. Mercury still has an edge on us with their partner relationships but we have been chipping away at that and we have got some major league players that are 100% behind our solution so I think you will see us competing in more and more segments and more and more effectively.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

And then how does the CAR side of the business look? How many deals did you close?

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Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

There were about 5 large CAR deals and we have several more in the pipeline. That is very encouraging for us. It is -- its going to be a very, very big and lucrative business for us.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

The CARS, how it performed this quarter, is it progressing as you expected in terms of timing of it catching on?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

Yes, it is coming along.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Okay. Any comments on guidance for the following quarter?

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Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

I think -- everybody in the room suddenly froze.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Sorry.

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

I think everybody will be pleasantly surprised by our performance over the next two quarters.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

That's all you're going to give us today?

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Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

Well, I gave guidance of between 18-24 cents for the year and I'm still very comfortable with that. I can tell you that we have upside and I will be disappointed if we don't get it but the guidance is 18-24 cents.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Okay. And then during the next two quarters do you expect to make any large acquisitions as well?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

None that I know of.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

And then any updates on any cost cutting going on internally?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

We have been -- we have been investigating some things. I have a board meeting coming up and I think I would rather talk with my board about it, but we at least understand exactly why our margins

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CPWR - Q2 2005 Compuware Corporation Earnings Conference Call
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are where they are at and we can make some  intelligent  decisions about what we want to do as far as cost cutting, continuing certain kinds of investments or being able to leverage up our sales. So one of the reasons I'm saying that I think we have upside for the year and we have some flexibility in adding anywhere from 10-12 cents in cuts. I think we have potential to get another 10-12 cents more in sales and how we mix that will be interesting. That -- that is in addition to our existing forecast.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Okay. All right. Thank you very much.

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

You're welcome.

--------------------------------------------------------------------------------
Operator

Once again, that is star one if you would like to ask a question and the next question is from Kevin Buttigieg with A.G. Edwards.

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

Thank you. A couple of questions with regards to the Changepoint business. Are the -- is it basically still a proof of concept business for buyers? Or is it sort of a bakeoff type of situation where customers are trying to evaluate competitive features? How does the -- how does the sales cycle work and generally what is the level of buyer knowledge about those solutions?

--------------------------------------------------------------------------------
Gerry Smith - Compuware Corporation - Executive Vice President of IT Governance

A great question, Kevin. And that is why I ask or I stated we are very optimistic about the future of the IT governance market. Specifically, we -- you know, we are sitting here a few days, you know, halfway through October and we have received 10 RFPs that basically are cookie cutters. They look very much the same. They -- the market is now starting to understand the solution. There are specific competitors that are now being evaluated against, and the buyers are becoming more knowledgeable in knowing what to look for. So to that end it as good thing, so we know now that we have got educated buyers and we can move the process -- or the sales process faster. The challenge that still -- and it will continue in this business just because the of the nature of the product is that customers will have to go through a business change. They will have to reinvent themselves to some degree to meet the compliance issues and the fiscal responsibility pressures that are being placed upon them. To that end, although they know what they are looking for, they are going to take their time in evaluating not only a partner who has got the best product but a partner who is going to support them for the long-term. And to that end one of the statistics that we have been evaluating is some of our largest customers, the 17 largest customers that we have -- have been providing us ongoing revenue not only for buying more features of our product but also obviously keeping the maintenance and additional service as they expand the use of the product. So that is sort of the nature of the business and I feel extremely buoyant about the future.

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

Okay. What about the competitive environment? I imagine you see Mercury. Any other players primarily?

--------------------------------------------------------------------------------
Gerry Smith - Compuware Corporation - Executive Vice President of IT Governance

There are. Mercury is a competitor. You will note that IBM recently bought the smaller competitor into the space, a company called System Corps. There is a company, a publicly traded company called Niku that is there.

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

And you compete with all of them?

--------------------------------------------------------------------------------
Gerry Smith - Compuware Corporation - Executive Vice President of IT Governance

Oh, yeah. Or should I say they try to compete with us.

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

Okay. Okay. Is there anything then as far as the buyers in terms of a particular vertical market. Technology oriented companies for example or more compliance oriented companies like financial services for example?

--------------------------------------------------------------------------------
Gerry Smith - Compuware Corporation - Executive Vice President of IT Governance

At first on the -- on the very -- you know, the early, early buyers were those organizations where technology was an enormous number. You know, whether it be insurance or telecommunications. So clearly that -- and pharmaceuticals -- and these are areas where spending and technology is very high so the controlling of that spend and improving their performance of that spend is very important. The -- the other element that makes me feel great about the business is that we are seeing it coming out of

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                                                                Final Transcript
--------------------------------------------------------------------------------
CPWR - Q2 2005 Compuware Corporation Earnings Conference Call
--------------------------------------------------------------------------------

other types of industries now, whether it be manufacturing and -- and the like. So it is just becoming a broader accepted solution.

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

And it is a particularly good in the genesis of this product was for professional services companies and it is even more apropos today. We're installing it and I'm truly excited for the first time in many years about the prospect of having technology that really helps me in our organization manage our professional services business.

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

And then the -- in terms of the linkage between Changepoint and Compuware, does Changepoint still have a dedicated sales force reporting in to a Compuware regional sales manager?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

We left the sales force and the organization intact for an undefined period of time because we didn't think the two would mix. What we have been integrating very diligently is our products such as CARS or our Q8 solution or Vantage with Changepoint. So that in addition to getting the kind of information they normally were able to get through Changepoint they also can see the status of how any projects are doing or how any particular application availability is through Vantage and it is a very powerful message.

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

And Lisa had mentioned a statistic of about 34% of the new distributed licenses coming through partner selling. Do you have a comparable statistic for the prior quarter?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

I'm not sure.

--------------------------------------------------------------------------------
Lisa Elkin - Compuware Corporation - Vice President of Communications and Investor Relations

We haven't -- Kevin, we can look back. We have not give that historically, but we can look back at what the comparable was.

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

Because I know that you signed a number of --

--------------------------------------------------------------------------------
Lisa Elkin - Compuware Corporation - Vice President of Communications and Investor Relations

We have done it a couple of quarters not every quarter.

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

But I know you signed a couple of partners in the quarter and it would seem that it would be kind of early for them to be contributing to that number.

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

Yeah, they are not contributing to that number.

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

Could you give us an update on the IBM case? I guess you are supposed to go to trial on that fairly shortly, as well as how we should be thinking about costs in terms of modelling G&A for -- you know, for that?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

Well, I think we spent almost $80 million to date -- year-to-date or (INAUDIBLE) to date on this thing. We think IBM spent considerably more than that.

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

You're fading out a little bit.

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

We are set to go the first week in -- can you hear me now?

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

Yes.

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Chairman, Chief Operating Officer

We're set to go the first week in February. Its going to be a 6 week trial. In the meantime, I'm going to try to have a discussion with IBM to try and reach a reasonable solution that could be a win-win for both sides.

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the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
CPWR - Q2 2005 Compuware Corporation Earnings Conference Call
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Kevin Buttigieg - A.G. Edwards - Analyst

Okay. Thank you very much.

--------------------------------------------------------------------------------
Operator

Ladies and gentlemen, we will now conclude the question and answer portion of today's conference call. I'd now like to turn the call back over to Lisa Elkin.

--------------------------------------------------------------------------------
Lisa Elkin - Compuware Corporation - Vice President of Communications and Investor Relations

At this time, ladies and gentlemen, we will adjourn this conference call. Thank you very much for your time and interest in Compuware and we hope you have a pleasant evening.

--------------------------------------------------------------------------------
Operator

Thank you for participating in today's conference call and have a nice day.

--------------------------------------------------------------------------------
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